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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549
                       ______________________________

                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES EXCHANGE ACT OF 1934
                       ______________________________

     Date of report (Date of earliest event reported): November 16, 2004


                    WESTBOROUGH FINANCIAL SERVICES, INC.
           (Exact name of registrant as specified in its charter)


        Massachusetts                000-27997              04-3504121
(State or other jurisdiction        (Commission           (IRS Employer
      of incorporation)             File Number)        Identification No.)

                  100 E. Main Street, Westborough, MA 01581
             (Address of principal executive offices) (Zip Code)

     Registrant's telephone number, including area code: (508) 366-4111

                               Not Applicable
        (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02.   Results of Operations and Financial Condition.

             On November 16, 2004, Westborough Financial Services, Inc. (the "Company") issued a press release announcing its financial results for the fiscal year ended September 30, 2004. A copy of the press release is furnished as Exhibit No. 99.1.

Item 9.01.   Financial Statements and Exhibits.

      (c)    Exhibit No.    Description
             -----------    -----------

             99.1           Press release issued by the Company on November
                            16, 2004.


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                                 SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     WESTBOROUGH FINANCIAL SERVICES, INC.


                                     By:  /s/  John L. Casagrande
                                          ---------------------------------
                                          Name:  John L. Casagrande
                                          Title: Senior Vice President and
                                          Treasurer

Date: November 16, 2004


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                                EXHIBIT INDEX

Exhibit No.                      Description
-----------                      -----------

    99.1           Press Release dated November 16, 2004.


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